   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 1996

                                                      REGISTRATION NO. 333-07087
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ---------------------


                                AMENDMENT NO. 3

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                               WORLD ACCESS, INC.
             (Exact name of Registrant as specified in its charter)

                     DELAWARE                                          65-0044209
 (State or other jurisdiction of incorporation or         (IRS Employer Identification Number)
                    organization)

                   4501 VINELAND ROAD, ORLANDO, FLORIDA 32811
                                 (407) 843-7031
   (Address and telephone number of Registrant's principal executive offices)

                                 MARK A. GERGEL
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                               WORLD ACCESS, INC.
                               4501 VINELAND ROAD
                             ORLANDO, FLORIDA 32811
                                 (407) 843-7031
           (Name, address and telephone number of agent for service)
                             ---------------------

COPIES OF ALL COMMUNICATIONS, INCLUDING ALL COMMUNICATIONS SENT TO THE AGENT FOR
                          SERVICE, SHOULD BE SENT TO:

                STEVEN E. FOX, ESQ.                               DAVID M. CARTER, ESQ.
                  ROGERS & HARDIN                                   HUNTON & WILLIAMS
    2700 INTERNATIONAL TOWER, PEACHTREE CENTER                RIVERFRONT PLAZA, EAST TOWER
            229 PEACHTREE STREET, N.E.                               951 EAST STREET
              ATLANTA, GEORGIA 30303                            RICHMOND, VIRGINIA 23219
                  (404) 522-4700                                     (804) 788-8200

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
                                                            ---------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /
               ---------------

     If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the expenses to be paid in connection with the issuance and distribution of the securities being registered hereby, other than underwriting discounts and commissions, and all such expenses will be borne by the Registrant. All amounts are estimates except for the SEC registration fee and the NASD filing fee. It is estimated that the Registrant will incur the following expenses in connection with the offering of the securities being registered.

SEC Registration Fee..............................................................  $ 16,751
NASD Filing Fee...................................................................     5,358
Nasdaq National Market Listing Fee................................................    17,500
Accounting Fees and Expenses......................................................    85,000
Blue Sky Fees and Expenses........................................................     5,000
Legal Fees and Expenses...........................................................   125,000
Printing and Mailing Expenses.....................................................    75,000
Transfer Agent Fees and Expenses..................................................     5,000
Miscellaneous Expenses............................................................    50,391
                                                                                    --------
          Total...................................................................  $385,000
                                                                                    ========

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 102 of the Delaware General Corporation Law ("DGCL") allows a corporation to eliminate or limit the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damages for a breach of fiduciary duty as a director, except (i) for breach of the director's duty of loyalty, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for certain unlawful dividends and stock repurchases, or (iv) for any transaction from which the director derived an improper personal benefit.

     Section 145 of the DGCL provides that in the case of any action other than one by or in the right of the corporation, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in such capacity on behalf of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Section 145 of the DGCL provides that in the case of an action by or in the right of a corporation to procure a judgment in its favor, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action or suit by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in such capacity on behalf of another corporation or enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under standards similar to those set forth in the proceeding paragraph, except that no indemnification may be made in respect of any action or claim as to which such person shall have been adjudged to be liable to the corporation unless a court determines that such person is fairly and reasonably entitled to indemnification.

     Articles VIII and IX of the Company's Restated Certificate of Incorporation, as amended, provides for indemnification of directors, officers and employees to the fullest extent permissible under the DGCL.

ITEM 16.  EXHIBITS.


EXHIBIT
  NO.                                       DESCRIPTION OF EXHIBIT
- -------       -----------------------------------------------------------------------------------
 1.1     --   Form of Underwriting Agreement.*
 4.1     --   Restated Certificate of Incorporation of the Registrant and Amendment to Restated
              Certificate of Incorporation incorporated herein by reference to the Registrant's
              Registration Statement on Form S-18, Registration No. 33-41255-1, Exhibits 2 and
              2.1, respectively, and Second Amendment to Restated Certificate of Incorporation
              incorporated herein by reference to Exhibit 3.2 to the Registrant's Form 10-K for the year ended December 31, 1992.
 4.1-1   --   Third Amendment to Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 4.1-1 to the Registrant's Amendment No. 1 to its Registration
              Statement on Form S-2, Registration No. 33-87026.
 4.1-2   --   Certificate of Amendment to Restated Certificate of Incorporation, as amended.
 4.2     --   Copy of Bylaws of the Registrant, as amended, incorporated herein by reference to
              Registrant's Registration Statement on Form S-18 Registration, No. 33-41255-A,
              Exhibit 3 and First Amendment to Bylaws incorporated herein by reference to Exhibit
              3.4 to the Registrant's Form 10-K for the year ended December 31, 1992.
 5.1     --   Opinion and Consent of Rogers & Hardin.
23.1     --   Consent of Price Waterhouse LLP.
23.2     --   Consent of Tedder, Grimsley & Company, P.A.
24       --   Power of attorney (Included in the Signature Pages Hereto).


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* Filed herewith.


ITEM 17.  UNDERTAKINGS.


     (a) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's Annual Report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceedings) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (c) The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Orlando, Florida, on this 23rd day of September, 1996.


                                          WORLD ACCESS, INC.

                                          By:      /s/  STEVEN A. ODOM
                                            ------------------------------------
                                                       Steven A. Odom
                                                 Chairman of the Board and
                                                  Chief Executive Officer
                                               (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement of World Access, Inc. has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                               TITLE                     DATE
- ---------------------------------------------  ----------------------------  -------------------
                 /s/  STEVEN A. ODOM           Chairman of the Board and     September 23, 1996
- ---------------------------------------------    Chief Executive Officer
               Steven A. Odom

                         *                     Vice President and Chief      September 23, 1996
- ---------------------------------------------    Financial Officer
               Mark A. Gergel                    (Principal Financial
                                                 Officer)

                         *                     Director and President        September 23, 1996
- ---------------------------------------------    (Chief Operating Officer)
               Hensley E. West

                         *                     Controller and Secretary      September 23, 1996
- ---------------------------------------------    (Principal Accounting
              Martin D. Kidder                   Officer)

                         *                     Director                      September 23, 1996
- ---------------------------------------------
             Stephen J. Clearman

                         *                     Director                      September 23, 1996
- ---------------------------------------------
             William P. O'Reilly

                         *                     Director                      September 23, 1996
- ---------------------------------------------
              John D. Phillips

                         *                     Director                      September 23, 1996
- ---------------------------------------------
             Stephen E. Raville

*By:       /s/  STEVEN A. ODOM
- ---------------------------------------------
               Steven A. Odom,
             as Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT                                                                              SEQUENTIALLY
NUMBER                               DESCRIPTION OF EXHIBITS                         NUMBERED PAGE
- ------       ----------------------------------------------------------------------- -------------
 1.1      -- Form of Underwriting Agreement.*
 4.1      -- Restated Certificate of Incorporation of the Registrant and Amendment
             to Restated Certificate of Incorporation incorporated herein by reference to the Registrant's Registration Statement on Form S-18,
             Registration No. 33-41255-1, Exhibits 2 and 2.1, respectively, and
             Second Amendment to Restated Certificate of Incorporation incorporated herein by reference to Exhibit 3.2 to the Registrant's Form 10-K for the year ended December 31, 1992.
 4.1-1    -- Third Amendment to Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 4.1-1 to the Registrant's Amendment No.
             1 to its Registration Statement on Form S-2, Registration No. 33-87026.
 4.1-2    -- Certificate of Amendment to Restated Certificate of Incorporation, as
             amended.
 4.2      -- Copy of Bylaws of the Registrant, as amended, incorporated herein by reference to Registrant's Registration Statement on Form S-18
             Registration, No. 33-41255-A, Exhibit 3 and First Amendment to Bylaws
             incorporated herein by reference to Exhibit 3.4 to the Registrant's
             Form 10-K for the year ended December 31, 1992.
 5.1      -- Opinion and Consent of Rogers & Hardin.
23.1      -- Consent of Price Waterhouse LLP.
23.2      -- Consent of Tedder, Grimsley & Company, P.A.
24        -- Power of attorney (Included in the Signature Pages Hereto).


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* Filed herewith.